State of Delaware

                        Office of the Secretary of State

                        --------------------------------

                                                                          PAGE 1

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "MAXNET, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWELFTH DAY OF JULY, A.D. 1999.

      AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "MAXNET, INC." WAS INCORPORATED ON THE TWENTY-SIXTH DAY OF OCTOBER, A.D. 1982.

      AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

      AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

      AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID IS THE TWELFTH DAY OF JULY, A.D. 1999.

                                        /s/ Edward J. Freel
                                        ----------------------------------------
                                        Edward J. Freel, Secretary of State

0946981   8300      [SEAL]              AUTHENTICATION: 9858075
991282919                                         DATE: 07-12-99

                               State of Delaware
                        Office of the Secretary of State
                                                                          PAGE 1

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "MAXNET, INC.", CHANGING ITS NAME FROM "MAXNET, INC." TO "MAXPLANET CORP.", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JULY, A.D. 1999, AT 9 O'CLOCK A.M.

      A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

                                        /s/ Edward J. Freel
                                        ----------------------------------------
                                        Edward J. Freel, Secretary of State

0946981   8100      [SEAL]              AUTHENTICATION: 9892365
991309935                                         DATE: 07-29-99